                                                                   EXHIBIT 10.25


                        AMENDMENT TO STOCK OPTION GRANT

     This Amendment to Stock Option Grant (this "Amendment"), dated as of March __, 1995, amends that certain letter agreement, dated January 31, 1992 (the "Option Grant"), between the undersigned optionee ("Optionee") and United Stationers Inc., a Delaware corporation and successor-in-interest to Associated (as hereinafter defined) (the "Company").

                                R E C I T A L S

          WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of February 13, 1995 (the "Merger Agreement"), between Associated Holdings, Inc., a Delaware corporation ("Associated"), and the Company, Associated merged as of the date hereof with and into the Company, with the Company surviving (the "Merger");

          WHEREAS, pursuant to the Option Grant, on January 31, 1992 Associated granted to Optionee the option (the "Option") to purchase up to the aggregate number of shares of common stock, par value $0.01 per share, of Associated ("Associated Common Stock") indicated on the signature page hereto at an exercise price of $10.00 per share;

          WHEREAS, pursuant to the Merger Agreement, each share of Associated Common Stock has been converted into approximately 3.4 shares of common stock, par value $0.10 per share, of the Company ("Company Common Stock");

          WHEREAS, the parties to the Option Grant deem it desirable to amend the Option Grant, effective as of the effective time of the Merger (the "Effective Time"), as set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Amendment of Section 1.  Section 1 of the Option Grant is hereby
               ----------------------
amended as of the Effective Time to read in its entirety as follows:

               1.  The Grant
                   ---------

                   The Company hereby grants to you, effective as of January
          31, 1992 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan and this agreement, an aggregate of 16,375.45 shares of Common Stock, par value $0.10 per share, of the Company (the "Option Shares"), at a price of $2.90 per share (the "Exercise Price") subject to the limitations set forth herein and in the Plan; provided, however, that as of the Termination
                                  --------  -------
          Date (as defined in the Escrow Agreement, dated as of March __, 1995, among Chase Securities, Inc., The Roebling Fund, the Escrow Agent (as defined therein), and the stockholders party thereto (the "Escrow Agreement")), the number of Option Shares into which the Option may be exercised shall be increased by a portion of the Additional Option Amount (as hereinafter defined) equal to the percentage of shares of common stock returned to the Stockholders (as defined in the Escrow Agreement) on the Termination Date. The "Additional Option Amount" shall mean 3,202.90 Option Shares. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal revenue Code of 1986, as amended (the "Code").

          2.   Amendment of Section 2(f).  Section 2(f) of the Option Grant is
               -------------------------
hereby deleted in its entirety as of the Effective Time.

          3.   The Company as Successor-in-Interest to Associated.  The Optionee
               --------------------------------------------------
and the Company hereby acknowledge and agree that the rights and obligations of the Option Grant shall be binding upon and inure to the benefit of the Company, as successor-in-interest to Associated.

          4.   Effect on the Option Grant.  All references in the Option Grant
               --------------------------
to "the Company" shall refer to the Company. All references in the Option Grant to "this Agreement" and the "Agreement" and all phrases of like import shall refer to the Option Grant as amended by this Amendment. The terms "hereof," "herein," "hereby" and phrases of like import, as used in the Option Grant, shall refer to the Option Grant as amended by this Amendment. Except as amended hereby, the Option Grant shall remain in full force and effect.

          5.   Final Agreement.  This Amendment constitutes the final agreement
               ---------------
of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          6.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Illinois applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          7.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each party hereto has executed this Amendment the date first above written.

                                      UNITED STATIONERS INC.


                                      By:_______________________________________
                                         Thomas W. Sturgess,
                                         Chairman of the Board



                                      __________________________________________
                                      Daniel H. Bushell



                                      Shares of Associated Common Stock into
                                      which the Option was exercisable
                                      immediately prior to the Merger: 5,681.00

                        AMENDMENT TO STOCK OPTION GRANT

          This Amendment to Stock Option Grant (this "Amendment"), dated as of March __, 1995, amends that certain letter agreement, dated January 31, 1992 (the "Option Grant"), between the undersigned optionee ("Optionee") and United Stationers Inc., a Delaware corporation and successor-in-interest to Associated (as hereinafter defined) (the "Company").

                                R E C I T A L S

          WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of February 13, 1995 (the "Merger Agreement"), between Associated Holdings, Inc., a Delaware corporation ("Associated"), and the Company, Associated merged as of the date hereof with and into the Company, with the Company surviving (the "Merger");

          WHEREAS, pursuant to the Option Grant, on January 31, 1992 Associated granted to Optionee the option (the "Option") to purchase up to the aggregate number of shares of common stock, par value $0.01 per share, of Associated ("Associated Common Stock") indicated on the signature page hereto at an exercise price of $10.00 per share;

          WHEREAS, pursuant to the Merger Agreement, each share of Associated Common Stock has been converted into approximately 3.4 shares of common stock, par value $0.10 per share, of the Company ("Company Common Stock");

          WHEREAS, the parties to the Option Grant deem it desirable to amend the Option Grant, effective as of the effective time of the Merger (the "Effective Time"), as set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Amendment of Section 1.  Section 1 of the Option Grant is hereby
               ----------------------
amended as of the Effective Time to read in its entirety as follows:

               1.   The Grant
                    ---------

                    The Company hereby grants to you, effective as of January 31, 1992 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan and this agreement, an aggregate of 13,050.55 shares of Common Stock, par value $0.10 per share, of the Company (the "Option Shares"), at a price of $2.90 per share (the "Exercise Price") subject to the limitations set forth herein and in the Plan; provided, however, that as of the Termination
                                  --------  -------
          Date (as defined in the Escrow Agreement, dated as of March __, 1995, among Chase Securities, Inc., The Roebling Fund, the Escrow Agent (as defined therein), and the stockholders party thereto (the "Escrow Agreement")), the number of Option Shares into which the Option may be exercised shall be increased by a portion of the Additional Option Amount (as hereinafter defined) equal to the percentage of shares of common stock returned to the Stockholders (as defined in the Escrow Agreement) on the Termination Date. The "Additional Option Amount" shall mean 4,735.74 Option Shares. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal revenue Code of 1986, as amended (the "Code").

          2.   Amendment of Section 2(f).  Section 2(f) of the Option Grant is
               -------------------------
hereby deleted in its entirety as of the Effective Time.

          3.   The Company as Successor-in-Interest to Associated.  The Optionee
               --------------------------------------------------
and the Company hereby acknowledge and agree that the rights and obligations of the Option Grant shall be binding upon and inure to the benefit of the Company, as successor-in-interest to Associated.

          4.   Effect on the Option Grant.  All references in the Option Grant
               --------------------------
to "the Company" shall refer to the Company. All references in the Option Grant to "this Agreement" and the "Agreement" and all phrases of like import shall refer to the Option Grant as amended by this Amendment. The terms "hereof," "herein," "hereby" and phrases of like import, as used in the Option Grant, shall refer to the Option Grant as amended by this Amendment. Except as amended hereby, the Option Grant shall remain in full force and effect.

          5.   Final Agreement.  This Amendment constitutes the final agreement
               ---------------
of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          6.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Illinois applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          7.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each party hereto has executed this Amendment the date first above written.

                                        UNITED STATIONERS INC.


                                        By:_____________________________________
                                           Thomas W. Sturgess,
                                           Chairman of the Board



                                        ________________________________________
                                        Robert W. Eberspacher



                                        Shares of Associated Common Stock into
                                        which the Option was exercisable
                                        immediately prior to the Merger:
                                        5,161.00

                        AMENDMENT TO STOCK OPTION GRANT

          This Amendment to Stock Option Grant (this "Amendment"), dated as of March __, 1995, amends that certain letter agreement, dated January 31, 1992 (the "Option Grant"), between the undersigned optionee ("Optionee") and United Stationers Inc., a Delaware corporation and successor-in-interest to Associated (as hereinafter defined) (the "Company").

                                R E C I T A L S

          WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of February 13, 1995 (the "Merger Agreement"), between Associated Holdings, Inc., a Delaware corporation ("Associated"), and the Company, Associated merged as of the date hereof with and into the Company, with the Company surviving (the "Merger");

          WHEREAS, pursuant to the Option Grant, on January 31, 1992 Associated granted to Optionee the option (the "Option") to purchase up to the aggregate number of shares of common stock, par value $0.01 per share, of Associated ("Associated Common Stock") indicated on the signature page hereto at an exercise price of $10.00 per share;

          WHEREAS, pursuant to the Merger Agreement, each share of Associated Common Stock has been converted into approximately 3.4 shares of common stock, par value $0.10 per share, of the Company ("Company Common Stock");

          WHEREAS, the parties to the Option Grant deem it desirable to amend the Option Grant, effective as of the effective time of the Merger (the "Effective Time"), as set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Amendment of Section 1.  Section 1 of the Option Grant is hereby
               ----------------------
amended as of the Effective Time to read in its entirety as follows:

               1.   The Grant
                    ---------

                    The Company hereby grants to you, effective as of January 31, 1992 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan and this agreement, an aggregate of 0.00 shares of Common Stock, par value $0.10 per share, of the Company (the "Option Shares"), at a price of $10.24 per share (the "Exercise Price") subject to the limitations set forth herein and in the Plan; provided, however, that as of the Termination Date (as
                       --------  -------
          defined in the Escrow Agreement, dated as of March __, 1995, among Chase Securities, Inc., The Roebling Fund, the Escrow Agent (as defined therein), and the stockholders party thereto (the "Escrow Agreement")), the number of Option Shares into which the Option may be exercised shall be increased by a portion of the Additional Option Amount (as hereinafter defined) equal to the percentage of shares of common stock returned to the Stockholders (as defined in the Escrow Agreement) on the Termination Date. The "Additional Option Amount" shall mean 0.00 Option Shares. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal revenue Code of 1986, as amended (the "Code").

          2.   Amendment of Section 2(f).  Section 2(f) of the Option Grant is
               -------------------------
hereby deleted in its entirety as of the Effective Time.

          3.   The Company as Successor-in-Interest to Associated.  The Optionee
               --------------------------------------------------
and the Company hereby acknowledge and agree that the rights and obligations of the Option Grant shall be binding upon and inure to the benefit of the Company, as successor-in-interest to Associated.

          4.   Effect on the Option Grant.  All references in the Option Grant
               --------------------------
to "the Company" shall refer to the Company. All references in the Option Grant to "this Agreement" and the "Agreement" and all phrases of like import shall refer to the Option Grant as amended by this Amendment. The terms "hereof," "herein," "hereby" and phrases of like import, as used in the Option Grant, shall refer to the Option Grant as amended by this Amendment. Except as amended hereby, the Option Grant shall remain in full force and effect.

          5.   Final Agreement.  This Amendment constitutes the final agreement
               ---------------
of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          6.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Illinois applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          7.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each party hereto has executed this Amendment the date first above written.
                                    UNITED STATIONERS INC.



                                     By:________________________________________
                                        Thomas W. Sturgess,
                                        Chairman of the Board



                                     ___________________________________________
                                     John D. Kennedy



                                     Shares of Associated Common Stock into
                                     which the Option was exercisable
                                     immediately prior to the Merger: 0.00

                        AMENDMENT TO STOCK OPTION GRANT

          This Amendment to Stock Option Grant (this "Amendment"), dated as of March __, 1995, amends that certain letter agreement, dated January 31, 1992 (the "Option Grant"), between the undersigned optionee ("Optionee") and United Stationers Inc., a Delaware corporation and successor-in-interest to Associated (as hereinafter defined) (the "Company").

                                R E C I T A L S

          WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of February 13, 1995 (the "Merger Agreement"), between Associated Holdings, Inc., a Delaware corporation ("Associated"), and the Company, Associated merged as of the date hereof with and into the Company, with the Company surviving (the "Merger");

          WHEREAS, pursuant to the Option Grant, on January 31, 1992 Associated granted to Optionee the option (the "Option") to purchase up to the aggregate number of shares of common stock, par value $0.01 per share, of Associated ("Associated Common Stock") indicated on the signature page hereto at an exercise price of $10.00 per share;

          WHEREAS, pursuant to the Merger Agreement, each share of Associated Common Stock has been converted into approximately 3.4 shares of common stock, par value $0.10 per share, of the Company ("Company Common Stock");

          WHEREAS, the parties to the Option Grant deem it desirable to amend the Option Grant, effective as of the effective time of the Merger (the "Effective Time"), as set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Amendment of Section 1.  Section 1 of the Option Grant is hereby
               ----------------------
amended as of the Effective Time to read in its entirety as follows:

               1.   The Grant
                    ---------

                    The Company hereby grants to you, effective as of January 31, 1992 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan and this agreement, an aggregate of 11,726.97 shares of Common Stock, par value $0.10 per share, of the Company (the "Option Shares"), at a price of $2.90 per share (the "Exercise Price") subject to the limitations set forth herein and in the Plan; provided, however, that as of the Termination
                                  --------  -------
          Date (as defined in the Escrow Agreement, dated as of March __, 1995, among Chase Securities, Inc., The Roebling Fund, the Escrow Agent (as defined therein), and the stockholders party thereto (the "Escrow Agreement")), the number of Option Shares into which the Option may be exercised shall be increased by a portion of the Additional Option Amount (as hereinafter defined) equal to the percentage of shares of common stock returned to the Stockholders (as defined in the Escrow Agreement) on the Termination Date. The "Additional Option Amount" shall mean 2,619.92 Option Shares. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal revenue Code of 1986, as amended (the "Code").

          2.   Amendment of Section 2(f).  Section 2(f) of the Option Grant is
               -------------------------
hereby deleted in its entirety as of the Effective Time.

          3.   The Company as Successor-in-Interest to Associated.  The Optionee
               --------------------------------------------------
and the Company hereby acknowledge and agree that the rights and obligations of the Option Grant shall be binding upon and inure to the benefit of the Company, as successor-in-interest to Associated.

          4.   Effect on the Option Grant.  All references in the Option Grant
               --------------------------
to "the Company" shall refer to the Company. All references in the Option Grant to "this Agreement" and the "Agreement" and all phrases of like import shall refer to the Option Grant as amended by this Amendment. The terms "hereof," "herein," "hereby" and phrases of like import, as used in the Option Grant, shall refer to the Option Grant as amended by this Amendment. Except as amended hereby, the Option Grant shall remain in full force and effect.

          5.   Final Agreement.  This Amendment constitutes the final agreement
               ---------------
of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          6.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Illinois applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          7.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each party hereto has executed this Amendment the date first above written.

                                          UNITED STATIONERS INC.


                                          By:___________________________________
                                             Thomas W. Sturgess,
                                             Chairman of the Board



                                          ______________________________________
                                          Duane J. Ratay



                                          Shares of Associated Common Stock into
                                          which the Option was exercisable
                                          immediately prior to the Merger:
                                          4,163.00

                        AMENDMENT TO STOCK OPTION GRANT

          This Amendment to Stock Option Grant (this "Amendment"), dated as of March __, 1995, amends that certain letter agreement, dated January 31, 1992 (the "Option Grant"), between the undersigned optionee ("Optionee") and United Stationers Inc., a Delaware corporation and successor-in-interest to Associated (as hereinafter defined) (the "Company").

                                R E C I T A L S

          WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of February 13, 1995 (the "Merger Agreement"), between Associated Holdings, Inc., a Delaware corporation ("Associated"), and the Company, Associated merged as of the date hereof with and into the Company, with the Company surviving (the "Merger");

          WHEREAS, pursuant to the Option Grant, on January 31, 1992 Associated granted to Optionee the option (the "Option") to purchase up to the aggregate number of shares of common stock, par value $0.01 per share, of Associated ("Associated Common Stock") indicated on the signature page hereto at an exercise price of $10.00 per share;

          WHEREAS, pursuant to the Merger Agreement, each share of Associated Common Stock has been converted into approximately 3.4 shares of common stock, par value $0.10 per share, of the Company ("Company Common Stock");

          WHEREAS, the parties to the Option Grant deem it desirable to amend the Option Grant, effective as of the effective time of the Merger (the "Effective Time"), as set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Amendment of Section 1.  Section 1 of the Option Grant is hereby
               ----------------------
amended as of the Effective Time to read in its entirety as follows:

               1.   The Grant
                    ---------

                    The Company hereby grants to you, effective as of January 31, 1992 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan and this agreement, an aggregate of 16,779.14 shares of Common Stock, par value $0.10 per share, of the Company (the "Option Shares"), at a price of $2.90 per share (the "Exercise Price") subject to the limitations set forth herein and in the Plan; provided, however, that as of the Termination
                                  --------  -------
          Date (as defined in the Escrow Agreement, dated as of March __, 1995, among Chase Securities, Inc., The Roebling Fund, the Escrow Agent (as defined therein), and the stockholders party thereto (the "Escrow Agreement")), the number of Option Shares into which the Option may be exercised shall be increased by a portion of the Additional Option Amount (as hereinafter defined) equal to the percentage of shares of common stock returned to the Stockholders (as defined in the Escrow Agreement) on the Termination Date. The "Additional Option Amount" shall mean 6,238.14 Option Shares. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal revenue Code of 1986, as amended (the "Code").

          2.   Amendment of Section 2(f).  Section 2(f) of the Option Grant is
               -------------------------
hereby deleted in its entirety as of the Effective Time.

          3.   The Company as Successor-in-Interest to Associated.  The Optionee
               --------------------------------------------------
and the Company hereby acknowledge and agree that the rights and obligations of the Option Grant shall be binding upon and inure to the benefit of the Company, as successor-in-interest to Associated.

          4.   Effect on the Option Grant.  All references in the Option Grant
               --------------------------
to "the Company" shall refer to the Company. All references in the Option Grant to "this Agreement" and the "Agreement" and all phrases of like import shall refer to the Option Grant as amended by this Amendment. The terms "hereof," "herein," "hereby" and phrases of like import, as used in the Option Grant, shall refer to the Option Grant as amended by this Amendment. Except as amended hereby, the Option Grant shall remain in full force and effect.

          5.   Final Agreement.  This Amendment constitutes the final agreement
               ---------------
of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          6.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Illinois applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          7.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each party hereto has executed this Amendment the date first above written.

                                         UNITED STATIONERS INC.


                                         By:____________________________________
                                            Thomas W. Sturgess,
                                            Chairman of the Board



                                         _______________________________________
                                         Michael D. Rowsey



                                         Shares of Associated Common Stock into
                                         which the Option was exercisable
                                         immediately prior to the Merger:
                                         6,679.00

                        AMENDMENT TO STOCK OPTION GRANT

          This Amendment to Stock Option Grant (this "Amendment"), dated as of March __, 1995, amends that certain letter agreement, dated January 31, 1992 (the "Option Grant"), between the undersigned optionee ("Optionee") and United Stationers Inc., a Delaware corporation and successor-in-interest to Associated (as hereinafter defined) (the "Company").

                                R E C I T A L S

          WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of February 13, 1995 (the "Merger Agreement"), between Associated Holdings, Inc., a Delaware corporation ("Associated"), and the Company, Associated merged as of the date hereof with and into the Company, with the Company surviving (the "Merger");

          WHEREAS, pursuant to the Option Grant, on January 31, 1992 Associated granted to Optionee the option (the "Option") to purchase up to the aggregate number of shares of common stock, par value $0.01 per share, of Associated ("Associated Common Stock") indicated on the signature page hereto at an exercise price of $10.00 per share;

          WHEREAS, pursuant to the Merger Agreement, each share of Associated Common Stock has been converted into approximately 3.4 shares of common stock, par value $0.10 per share, of the Company ("Company Common Stock");

          WHEREAS, the parties to the Option Grant deem it desirable to amend the Option Grant, effective as of the effective time of the Merger (the "Effective Time"), as set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Amendment of Section 1.  Section 1 of the Option Grant is hereby
               ----------------------
amended as of the Effective Time to read in its entirety as follows:

               1.   The Grant
                    ---------

                    The Company hereby grants to you, effective as of January 31, 1992 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan and this agreement, an aggregate of 14,331.67 shares of Common Stock, par value $0.10 per share, of the Company (the "Option Shares"), at a price of $2.90 per share (the "Exercise Price") subject to the limitations set forth herein and in the Plan; provided, however, that as of the Termination
                                  --------  -------
          Date (as defined in the Escrow Agreement, dated as of March __, 1995, among Chase Securities, Inc., The Roebling Fund, the Escrow Agent (as defined therein), and the stockholders party thereto (the "Escrow Agreement")), the number of Option Shares into which the Option may be exercised shall be increased by a portion of the Additional Option Amount (as hereinafter defined) equal to the percentage of shares of common stock returned to the Stockholders (as defined in the Escrow Agreement) on the Termination Date. The "Additional Option Amount" shall mean 5,246.68 Option Shares. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal revenue Code of 1986, as amended (the "Code").

          2.   Amendment of Section 2(f).  Section 2(f) of the Option Grant is
               -------------------------
hereby deleted in its entirety as of the Effective Time.

          3.   The Company as Successor-in-Interest to Associated.  The Optionee
               --------------------------------------------------
and the Company hereby acknowledge and agree that the rights and obligations of the Option Grant shall be binding upon and inure to the benefit of the Company, as successor-in-interest to Associated.

          4.   Effect on the Option Grant.  All references in the Option Grant
               --------------------------
to "the Company" shall refer to the Company. All references in the Option Grant to "this Agreement" and the "Agreement" and all phrases of like import shall refer to the Option Grant as amended by this Amendment. The terms "hereof," "herein," "hereby" and phrases of like import, as used in the Option Grant, shall refer to the Option Grant as amended by this Amendment. Except as amended hereby, the Option Grant shall remain in full force and effect.

          5.   Final Agreement.  This Amendment constitutes the final agreement
               ---------------
of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          6.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Illinois applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          7.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


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                                       3

          IN WITNESS WHEREOF, each party hereto has executed this Amendment the date first above written.

                                            UNITED STATIONERS INC.


                                            By:_________________________________
                                               Thomas W. Sturgess,
                                               Chairman of the Board



                                            ____________________________________
                                            Daniel J. Schleppe



                                            Shares of Associated Common Stock
                                            into which the Option was
                                            exercisable immediately prior to the
                                            Merger: 5,681.00

                                       4